UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 5/31/14

Item 1.  Reports to Stockholders.

Semi - Annual Report

May 31, 2014

1-855-294-7538

Distributed by Northern Lights Distributors, LLC.

Member FINRA

 Dear Fellow Shareholders,

We are pleased to present the semi-annual report for the Inflation Hedges Strategy Fund (the “Fund”) for the period ending May 31, 2014.

Prior to addressing Performance, Outlook and Positioning we would like to take this opportunity to describe the purpose and design of the Fund.

Fund Overview

We believe inflation has been a persistent force in the U.S. economy, which is demonstrated by the fact that $1.00 in 1913, which coincides with the founding of the Federal Reserve, is worth less than $0.04 today, indicating a loss of purchasing power of over 95% solely due to inflation. Moreover, inflation has historically made its presence felt as a sudden “inflationary spike” occurring when investors least expect it, resulting in potential damage to portfolios that were not adequately hedged for it. We believe that any investor with a long-term horizon should be thinking about how to potentially protect their portfolio from the corrosive effects of inflation. The challenge is gaining inflation protection without sacrificing returns while waiting for inflation to resurface.

Because inflationary spikes can be difficult to predict, we believe it is important to construct an inflation hedge that seeks to provide a reasonable return during non-inflationary periods and also has a goal to potentially limit Inflation’s effect when it reappears. We created the Fund based on this premise and have attempted to invest in asset classes that we feel are sensitive to inflationary increases, such as natural resources equities, leveraged loans (bank loans), treasury inflation protected securities (TIPS) and commodities. We have also recently added MLPs into the portfolio.  We believe these asset classes have historically performed well during times of ‘normal’ inflation and could potentially benefit a portfolio prior to an inflationary event.

We chose a multi-asset class investment approach because we feel some inflation hedging asset classes perform better than others depending on the economic environment in which inflation occurs. For example, in a high inflation / low growth environment, TIPS and precious metals have historically outperformed, while in a high inflation / high growth environment, commodities, MLPs and global natural resource equities have historically outperformed. Therefore, we believe using a multi-asset class inflation hedge offers the greatest potential to a portfolio during different types of inflationary environments.

Because we have selected specialized asset classes to hedge inflation we are using sub-advisors to manage the Fund’s allocations during times when we believe active management provides an advantage while using more passive approaches during times when we believe active management is not warranted. Our sub-advisors are Wellington Management Company, LLP; Parametric Portfolio Associates, LLC; Mellon Capital Management Corporation; Commodity Strategies AG; City of London Investment Group and The Boston Company Asset Management, LLC.

Performance

While our long term performance goal is to achieve real returns (CPI + 5%), we measure our short term performance against both TIPS and Commodities, which are the types of investments many of our clients use as an alternative to our mutual fund. Accordingly, the Fund’s two benchmarks are the Barclays U.S. TIPS (1-5 year) Index and the Dow Jones-UBS Commodity Total Return Index.

The Fund (Institutional Shares), which launched on February 12, 2013, has performed well during a highly volatile market environment.  One year returns through May 31, 2014 are 6.16%.  This represents outperformance of 5.13% vs. TIPS, which returned 1.03% over this time period.  This also represents outperformance of 3.66% vs. Commodities, which returned 2.5% over the same time period.

Similarly, the Fund’s annualized returns from inception have also outperformed the benchmarks.  Since inception the Fund’s annualized returns are 2.18%, outperforming TIPS annualized return of -1.66% and Commodities -0.37% annualized return.  Importantly, the Fund has achieved this performance at less than half the volatility level the Commodity index experienced.

Additionally, the Fund’s 6-month performance was 4.36%, which outperformed TIPS’ return of 1.15% but underperformed Commodities’ 7.77% return.

We use a custom benchmark in order to calculate attribution.  The custom benchmark is comprised of indices that correspond to the asset classes we are investing in. Accordingly, the Fund’s custom benchmark is comprised of: 30% S&P Global Natural Resource Net Total Return Index, 25% S&P / LSTA Leveraged Loan Total Return Index, 25% Barclays U.S. TIPS (1-5 year) Index, 20% Dow Jones-UBS Commodity Index Total Return.

The Fund’s (Institutional Shares) cumulative returns through May 31, 2014 (i.e., not annualized returns) are 4.46% while its custom benchmark’s cumulative returns are 1.01%, indicating total outperformance of 3.45%.  Of this, 2.52% (or 73% of the outperformance) of returns are due to North Peak’s asset allocation decisions and 0.93% (or 27% of the outperformance) is due to our sub-advisors beating their benchmarks.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, until at least until March 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.88%, 2.63%, 1.63% and 1.88% for Class A, C, I and R shares, subject to possible recoupment from the Fund in future years.  Without these waivers, total annual operating expenses would be 8.83%, 9.58%, 8.58%, and 8.83% Class A, C, I and R shares respectively.  A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 855-294-7538 or visit our website, www.northpeakam.com.

Outlook and Positioning

Overall we expect gradual improvement in the global economy during the second half of 2014, accompanied by increased bank lending and firming inflation. In fact, over the last six months from November 29, 2013 to May 31, 2014, 1-year inflation expectations, as indicated by 1-year inflation swap rates, have already risen by over 31%, from 1.44% to 1.89%.

We believe the Fed and other central banks have little incentive to preemptively reduce their monetary stimulus and in fact will continue it as long as possible in order to inflate away the heavy debt burdens of governments and consumers. We believe these policies increase the risk that inflationary pressure builds to an extent that, like a coiled spring, an inflationary spike is released that potentially proves devastating to investor savings and portfolios that are not hedged against it.

Because no one can foresee when inflation will hit or how hard, or whether there will be a high growth or low growth economic environment going forward, we believe it is prudent to now establish or add to a strategic allocation in a multi-asset class inflation hedge. Asset classes that are not highly correlated with equities and fixed income securities can also provide the investor with an overall portfolio that has better risk adjusted returns.

Sincerely,

Michael Hanus

Alec Petro

Brian Chen

Portfolio Managers

Definitions:

S&P Global Natural Resource Net Total Return Index: The index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

S&P / LSTA Leveraged Loan Total Return Index: (S&P LL indexes) are capitalization-weighted syndicated loan indexes based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and currently calculates on a daily basis.

Barclays U.S. TIPS (1-5 year) Index: The index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Dow Jones-UBS Commodity Index Total Return: The DJ-UBSCI is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Hedge: A hedge is an investment position intended to offset potential losses/gains that may be incurred by a companion investment.

NLD Review Code:  3201-NLD-7/23/2014

Inflation Hedges Strategy Fund

PORTFOLIO REVIEW (Unaudited)

May 31, 2014

Annualized Total Returns as of May 31, 2014

	Six Months *	One Year	Since Inception Class I and Class R **	Since Inception Class C ***
Inflation Hedges Strategy Fund – Class C	-	-	-	(1.10)%
Inflation Hedges Strategy Fund – Class I	4.36%	6.16%	3.43%	-
Inflation Hedges Strategy Fund – Class R	4.19%	5.99%	3.22%	-
Barclays U.S. TIPS (1-5 Year) Index	1.15%	1.05%	(0.54)%	1.15%
Custom Blended Benchmark	4.20%	4.80%	0.71%	4.20%
Dow Jones- UBS Commodity Index Total Return	7.75%	2.96%	(5.48)%	7.75%

________________

* Non-Annualized

** Class I and Class R commenced operations on February 12, 2013

*** Class C commenced operations on December 2, 2013

The Barclays U.S. TIPS (1-5 year) Index is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Investors cannot invest directly in an index or benchmark.

The Fund’s custom benchmark is comprised of:  30% S&P Global Natural Resource Net Total Return Index,  25% S&P / LSTA Leveraged Loan Total Return Index, 25% Barclays U.S. TIPS (1-5 year) Index, 20% Dow Jones-UBS Commodity Index Total Return, which are defined below. Investors cannot invest directly in an index or benchmark.

- S&P Global Natural Resource Net Total Return Index is an unmanaged index that includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified and   investable equity exposure across 3 primary commodity-related sectors:  agribusiness, energy and metals & mining.

- S&P / LSTA Leveraged Loan Total Return Index is an unmanaged capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and   currently   calculates on a daily basis.

- Barclays U.S. TIPS (1-5 year) Index is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

- Dow Jones-UBS Commodity Index Total Return is an unmanaged index that is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Dow Jones- Dow Jones-UBS Commodity Index Total Return is an unmanaged index that is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, are 8.58%, 8.83% and 9.58% for Class I, Class R and Class C, respectively.  The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-855-294-7538.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2014
Shares		Value

	COMMON STOCK - 45.45%
	AGRICULTURE - 2.40%
3,870	Archer-Daniels-Midland Co.	$ 173,918
950	Bunge Ltd.	73,824
		247,742
	BUILDING MATERIALS - 3.11%
2,664	CRH PLC	72,975
970	Eagle Materials, Inc.	84,361
480	Martin Marietta Materials, Inc.	58,944
1,400	Owens Corning, Inc.	57,414
780	Vulcan Materials Co.	47,557
		321,251
	CHEMICALS - 7.76%
170	CF Industries Holdings, Inc.	41,363
870	Eastman Chemical Co.	76,786
1,210	LANXESS AG	86,100
230	LyondellBasell Industries	22,901
740	LyondellBasell NV	73,682
1,420	Monsanto Co.	173,027
4,690	Potash Corp. Saskatchewan, Inc.	170,341
690	Praxair, Inc.	91,246
610	The Mosaic Company	30,494
1,550	Uralkali	34,475
		800,415
	COAL - 0.01%
100	Natural Resource Partners LP	1,417

	COMMERCIAL SERVICES - 0.47%
6,350	Great Lakes Dredge & Dock Co. *	48,387

	ENGINEERING & CONSTRUCTION - 0.41%
560	Fluor Corp.	42,045

	GAS - 0.04%
100	NGL Energy Partners LP	4,000

	IRON/STEEL - 2.43%
7,680	Arcelor Mittal	117,343
2,640	Nucor Corp.	133,663
		251,006
	MINING - 7.87%
1,930	Agnico Eagle Mines, Ltd.	58,363
1,480	Antofagasta PLC	19,574
6,730	BHP Billiton Ltd.	210,864
1,280	Franco-Nevada Corp.	59,308
2,820	Freeport-McMoRan Copper & Gold, Inc.	96,021

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2014
Shares		Value

	MINING (Continued) - 7.87%
11,178	Glencore Xstrata PLC	$ 60,625
3,185	Rio Tinto Ltd.	175,763
2,860	Silver Wheaton Corp.	58,745
4,800	Sumitomo Metal Mining Co. Ltd.	72,601
		811,864
	OIL & GAS - 12.41%
1,040	Anadarko Petroleum Corp.	106,974
100	Atlas Resource Partners LP	1,981
23,929	BP PLC	201,885
200	BreitBurn Energy Partners LP	4,288
100	Calumet Specialty Products	3,177
800	Continental Resources, Inc. *	112,288
3,350	Eni SPA	85,415
1,020	EOG Resources, Inc.	107,916
100	EV Energy Partner LP	3,693
100	Legacy Reserves LP	2,940
400	Linn Energy LLC-Units	11,620
100	Memorial Production Partners	2,237
1,150	Noble Energy, Inc.	82,881
650	Occidental Petroleum Corp.	64,799
9,100	Petrobras	64,197
770	Phillips 66	65,288
100	Qr Energy LP	1,792
2,790	Reliance Industries Ltd.	99,798
100	Suburban Propane Partners LP	4,642
1,900	Total SA	133,435
2,010	Valero Energy Corp.	112,660
200	Vanguard Natural Resources LLC	6,144
		1,280,050
	OIL & GAS SERVICES - 3.22%
740	Cameron International Corp. *	47,323
100	Exterran Partners LP	2,797
1,670	Halliburton Co.	107,949
560	National Oilwell Varco, Inc.	45,847
830	Schlumberger Ltd.	86,353
390	Technip SA	41,914
		332,183
	PIPELINES - 4.28%
200	Access Midstream Parnters LP	12,598
100	Atlas Pipeline Partners LP	3,260
200	Buckeye Partners LP	15,692
300	Crestwood Midstream Partners	6,540
200	DCP Midstream Partners LP	10,742
200	El Paso Pipeline Partners LP	6,848
400	Enbridge Energy Partners LP	12,400

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2014
Shares		Value

	PIPELINES (Continued) - 4.28%
500	Energy Tranfer Partners LP	$ 28,160
200	EnLink Midstream Partners LP	6,094
1,100	Enterprise Products Partners	82,302
100	EQT Midstream Partners LP	8,214
100	Genesis Energy LP	5,700
100	Holly Energy Partners LP	3,534
600	Kinder Morgan Ener Partners	45,630
400	Magellan Midstream Partners LP	32,752
300	MarkWest Energy Partners	18,585
100	NuStar Energy LP	5,802
300	ONEOK Partners LP	16,530
700	Plains All Amer. Pipeline LP	39,529
600	Regency Energy Partners LP	16,680
100	Spectra Energy Partners LP	5,245
100	Sunoco Logistics Partners LP	9,200
200	Targa Resources Partners LP	13,592
100	TC Pipelines LP	5,200
100	Tesoro Logistics LP	6,970
100	Western Gas Partenrs LP	7,199
300	Williams Partners LP	15,933
		440,931
	RETAIL - 0.08%
100	Amerigas Partners LP	4,738
100	Ferrellgas Partners LP	2,776
		7,514
	TRANSPORTATION- 0.96%
100	Golar LNG Partners LP	3,295
100	Navios Maritime Partners	1,845
100	Teekay LNG Partners LP	4,430
100	Teekay Offshore Partners LP	3,567
430	Union Pacific Corp.	85,686
		98,823

	TOTAL COMMON STOCK	4,687,628
	(Cost - $4,350,092)

	EXCHANGE TRADED FUNDS - 39.00%
	DEBT FUND - 39.00%
162,000	PowerShares Senior Loan Portfolio	4,022,460
	TOTAL EXCHANGE TRADED FUNDS
	(Cost - $4,043,884)

	SHORT-TERM INVESTMENT - 9.78%
	MONEY MARKET FUND - 9.78%
1,008,052	BlackRock Liquidity Funds T-Fund Portfolio, 0.04% + ^ **	1,008,052
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,008,052)

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2014
		Value

	TOTAL INVESTMENTS - 94.23% (Cost - $9,402,028) (a)	$ 9,718,140
	OTHER ASSETS LESS LIABILITIES - 5.77%	595,340
	NET ASSETS - 100.00%	$ 10,313,480

		Unrealized
		Appreciation/
Contracts	OPEN FUTURES CONTRACTS LONG - (0.30) % ^	(Depreciation)
2	Brent Crude Future	(510)
	(Underlying Face Amount at Value $215,880)
3	Copper Future	2,238
	(Underlying Face Amount at Value $234,263)
15	Cotton	(35,470)
	(Underlying Face Amount at Value $581,025)
5	Crude Oil Future	570
	(Underlying Face Amount at Value $505,150)
2	Gasoline RBOB	(538)
	(Underlying Face Amount at Value $168,000)
11	Lean Hogs	3,830
	(Underlying Face Amount at Value $465,740)
10	Natural Gas Future	(10,620)
	(Underlying Face Amount at Value $448,700)
2	NY Harbor ULSD Futures	(3,658)
	(Underlying Face Amount at Value $24,432,240)
11	Soybean Future	1,163
	(Underlying Face Amount at Value $678,563)
5	Soybean Meal	12,480
	(Underlying Face Amount at Value $250,100)
	TOTAL OPEN FUTURES CONTRACTS LONG	(30,515)

	OPEN FUTURES CONTRACTS SHORT - (0.46) % ^
8	Corn Future	9,225
	(Underlying Face Amount at Value $372,600)
1	Gold	4,260
	(Underlying Face Amount at Value $124,670)
2	Silver	8,555
	(Underlying Face Amount at Value $3,736)
9	Soybean Oil Future	8,802
	(Underlying Face Amount at Value $210,978)
6	Wheat Future	14,350
	(Underlying Face Amount at Value $191,925)
9	World Sugar #11	2,553
	(Underlying Face Amount at Value $175,190)
	TOTAL OPEN FUTURES CONTRACTS SHORT	47,745

	TOTAL NET UNREALIZED APPRECIATION FROM OPEN FUTURES CONTRACTS	17,230

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2014

* Non-Income producing security.
+ Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2014.
^ Part or all of this security is a holding in North Peak Asset Management Fund Limited.
** Part or all of this security is a holding in North Peak Asset Management Fund Limited II.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,406,474 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation		$ 385,852
Unrealized depreciation		(74,186)
Net unrealized appreciation		$ 311,666

Portfolio Composition as of May 31, 2014 (Unaudited)
	Percent of Net Assets
Debt Fund	39.00%
Energy	19.92%
Basic Materials	18.07%
Short-term Investment	9.78%
Industrial	4.48%
Consumer, Non-cyclical	2.86%
Consumer, Cyclical	0.07%
Utilities	0.05%
Other Assets in Excess of Liabilities	5.77%
Net Assets	100.00%

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2014

ASSETS
Investment securities:
At cost	$ 9,402,028
At value	9,718,140
Foreign Cash (Cost $8,103)	8,101
Receivable from investment advisor	16,164
Receivable for fund shares sold	55,500
Deposits with Broker	644,246
Futures unrealized appreciation	17,230
Dividends and interest receivable	8,816
Prepaid expenses and other assets	6,631
TOTAL ASSETS	10,474,828

LIABILITIES
Payable for securities purchased	156,072
Distribution (12b-1) fees payable	427
Fees payable to other affiliates	2,249
Accrued expenses and other liabilities	2,600
TOTAL LIABILITIES	161,348
NET ASSETS	$ 10,313,480

Net Assets Consist Of:
Paid in capital	$ 9,903,752
Accumulated net investment income	38,102
Accumulated net realized gain from security transactions and foreign currency translations	35,455
Net unrealized appreciation on Investments an Future Contracts	336,171
NET ASSETS	$ 10,313,480

Class I Shares:
Net Assets	$ 8,385,295
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	804,798
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)**	$ 10.42

Class R Shares:
Net Assets	$ 1,928,163
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	185,288
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)**	$ 10.41

Class C Shares: *
Net Assets	$ 22
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)**	$ 10.38
_____
* NAV may not recalculate due to the rounding of shares.
** The Fund charges a redemption fee of 2% on redemptions of shares held for less then 60 days.

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2014

INVESTMENT INCOME
Dividends (Less $4,244 Foreign tax withholding)	$ 113,802
Interest	95
TOTAL INVESTMENT INCOME	113,897

EXPENSES
Investment advisory fees	69,002
Registration fees	29,589
Administrative services fees	18,000
Audit fees	17,375
Accounting services fees	13,315
Transfer agent fees	13,024
Legal fees	12,328
Custodian fees	10,699
Professional Fees	7,891
Printing and postage expenses	4,932
Trustee Fees	2,466
Insurance expense	1,973
Distribution (12b-1) fees- Class R	1,068
Miscellaneous expenses	986
Distribution (12b-1) fees- Class C	90
TOTAL EXPENSES	202,738
Fees waived/expenses reimbursed by the Advisor	(128,874)
NET EXPENSES	73,864

NET INVESTMENT INCOME	40,033

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain/(loss) from:
Investments	81,699
Foreign currency transactions	(1,235)
Futures	4,233
Net realized gain	84,697
Net change in unrealized appreciation of:
Investments	255,108
Foreign currency transactions	67
Futures	17,230
Net unrealized gain	272,405
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRASACTIONS	357,102

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 397,135

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Period Ended
	May 31, 2014	November 30, 2013 *
FROM OPERATIONS	(Unaudited)
Net investment income	$ 40,033	$ 14,011
Net realized gain (loss) on investments	84,697	(49,195)
Net change in unrealized appreciation of investments,
foreign currency transactions and futures	272,405	63,766
Net increase in net assets resulting from operations	397,135	28,582

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I:	(15,950)	-
Class R:	(39)	-
Net decrease in net assets from distributions to shareholders	(15,989)	-
FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	3,040,952	6,522,404
Net asset value of shares issued in reinvestment of distributions	15,832	-
Redemption fee proceeds	801	306
Payments for shares redeemed	(1,332,008)	(226,741)
Net increase in net assets from shares of beneficial interest	1,725,577	6,295,969
Class R:
Proceeds from shares sold	1,836,500	47,050
Net asset value of shares issued in reinvestment of distributions	39	-
Redemption fee proceeds	-	3
Payments for shares redeemed	-	(40)
Net increase in net assets from shares of beneficial interest	1,836,539	47,013
Class C:
Proceeds from shares sold	26,020	-
Redemption fee proceeds	2	-
Payments for shares redeemed	(27,368)	-
Net decrease in net assets from shares of beneficial interest	(1,346)	-

Net increase in net assets from shares of beneficial interest	3,560,770	6,342,982

TOTAL INCREASE IN NET ASSETS	3,941,916	6,371,564

NET ASSETS
Beginning of Period	6,371,564	-
End of Period +	$ 10,313,480	$ 6,371,564
+ Includes accumulated net investment income of:	$ 38,102	$ 14,058

SHARE ACTIVITY
Class I
Shares Sold	304,020	654,127
Shares Reinvested	1,600	-
Shares Redeemed	(132,365)	(22,584)
Net increase in shares of beneficial interest outstanding	173,255	631,543
Class R
Shares Sold	180,557	4,731
Shares Reinvested	4	-
Shares Redeemed	-	(4)
Net increase in shares of beneficial interest outstanding	180,561	4,727

Class C
Shares Sold	2,634	-
Shares Redeemed	(2,632)	-
Net increase in shares of beneficial interest outstanding	2	-
_____
* The Fund commenced operations on February 12, 2013.

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund - Class I
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the
	Period Ended	Period Ended
	May 31, 2014	November 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$ 10.01	$ 10.00

Activity from investment operations:
Net investment income (2)	0.05	0.02
Net realized and unrealized gain (loss)
on investments	0.39	(0.01)
Total from investment operations	0.44	0.01
Less distributions from:
Net investment income	(0.03)	-
Total distributions	(0.03)	-

Redmeptions fees (9)	0.00	0.00

Net asset value, end of period	$ 10.42	$ 10.01

Total return (3)	4.36%	0.10%

Net assets, end of period (000s)	$ 8,385	$ 6,324

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	4.71%	8.22%
Net of reimbursement (5,7)	1.69%	1.70%

Ratio of net investment income to average net assets: (5,7,8)	0.92%	0.45%

Portfolio Turnover Rate (4)	40%	41%

(1) Class I commenced operations on February 12, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns  would have been lower. Total returns for periods less than one year are not annualized.

(4) Not annualized for periods less than one year.
(5) Annualized for periods of less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Less then 0.01 per share

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund - Class R
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the
	Period Ended	Period Ended
	May 31, 2014	November 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$ 10.00	$ 10.00

Activity from investment operations:
Net investment income (2)	0.05	0.01
Net realized and unrealized gain (loss)
on investments	0.37	(0.01)
Total from investment operations	0.42	-
Less distributions from:
Net investment income	(0.01)	-
Total distributions	(0.01)	-

Redemption fees	-	0.00	(9)

Net asset value, end of period	$ 10.41	$ 10.00

Total return (3)	4.19%	0.00%

Net assets, end of period (000s)	$ 1,928	$ 47

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	4.64%	8.47%
Net of reimbursement (5,7)	1.93%	1.95%

Ratio of net investment income to average net assets: (5,7,8)	1.01%	0.20%

Portfolio Turnover Rate (4)	40%	41%

(1) Class R commenced operations on February 12, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns  would have been lower. Total returns for periods less than one year are not annualized.

(4) Not annualized for periods less than one year.
(5) Annualized for periods of less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Less then 0.01 per share

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund - Class C
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

For the
Period Ended
May 31, 2014 (1)
(Unaudited)
Net asset value, beginning of period	$ 10.00

Activity from investment operations:
Net investment income (2)	0.01
Net realized and unrealized gain
on investments	0.37
Total from investment operations	0.38

Redmeptions fees (9)	0.00

Net asset value, end of period	$ 10.38

Total return (3)	(1.10)%

Net assets, end of period	$ 22

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	5.53%
Net of reimbursement (5,7)	2.68%

Ratio of net investment income to average net assets: (5,7,8)	0.20%

Portfolio Turnover Rate (4)	40%

(1) Class C commenced operations on December 2, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns  would have been lower. Total returns for periods less than one year are not annualized.

(4) Not annualized for periods less than one year.
(5) Annualized for periods of less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Less then 0.01 per share

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014

1.

ORGANIZATION

Inflation Hedges Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to seek to provide current income and real (after inflation) total returns.  The Fund currently offers Class I, Class R and Class C shares. Class I and Class R commenced operations on February 12, 2013. Class C commenced operations on December 2, 2013.  All Classes are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open‐ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed‐end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed end investment company purchased by the Fund will not change.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value”

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014 (Continued)

procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process.  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of May 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Common Stock*	$ 4,687,628	$ -	$ -	$ 4,687,628
Exchange-Traded Funds	4,022,460	-	-	4,022,460
Short-Term Investment	1,008,052	-	-	1,008,052
Derivatives:
Futures	17,230			17,230
Total	$ 9,735,370	$ -	$ -	$ 9,735,370

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

It is the Fund’s policy to record transfers into and out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*Please refer to the Portfolio of Investments for Industry classifications.

Consolidation of Subsidiaries – North Peak Asset Management Fund Limited (NPAMFL) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of NPAMFL, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

NPAMFL will utilize commodity futures, options on futures, swap contracts and structured notes to facilitate the Fund’s pursuit of its investment objective.   In accordance with its investment objective and through its exposure to the aforementioned commodity based products, NPAMFL may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

Consolidation of Subsidiaries – North Peak Asset Management Fund Limited II (NPAMFL II) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014 (Continued)

Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of NPAMFL II, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

NPAMFL II will utilize commodity futures, options on futures, swap contracts and structured notes to facilitate the Fund’s pursuit of its investment objective.   In accordance with its investment objective and through its exposure to the aforementioned commodity based products, NPAMFL II may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investment in the CFCs are as follows:

	Inception Date of CFC	CFC Net Assets at May 31, 2014	% Of Fund Net Assets at May 31, 2014
NPAMFL	4/15/2014	$ 622,957	6.04%
NPAMFL II	3/18/2013	$ 100	0.00% *

* Less than 0.01%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013), or expected to be taken in the Fund’s 2014 tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014 (Continued)

significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the six months ended May 31, 2014, the Fund had a net realized loss of $1,235 on forward currency contracts.

Futures Contracts – The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).    During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.   If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Amounts reflected as deposits with brokers in the Statement of Assets and Liabilities include restricted balances held with the broker as collateral.  The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014 (Continued)

Offsetting of Financial Assets and Derivative Assets - The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of May 31, 2014:

Assets:		Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Futures Contracts	$ 17,230	$ -	(1)	$ 17,230	$ -
Total	$ 17,230	$ -		$ 17,230	$ -

(1)

The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Derivatives Disclosure – Fair Values of Derivative Instruments in the Fund as of May 31, 2014:

Asset Derivatives
Statement of
Contract Type/	Assets and Liabilities
Primary Risk Exposure	Location	Fair Value

Commodity contracts:
Futures	Futures unrealized appreciation
	Net Assets - Net Unrealized Appreciation	17,230	*
$ 17,230

* Represents cumulative appreciation/(depreciation) on futures contracts as reported in the Portfolio of Investments.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the six months ended May 31, 2014:

Unrealized
		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Commodity contracts	Net realized gain (loss) from futures contracts	$ 5,714
Net change in unrealized appreciation (depreciation)
	from futures contracts		$ 17,230

Interest rate contracts	Net realized gain (loss) from futures contracts	(1,481)

Total		$ 4,233	$ 17,230

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014 (Continued)

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the six months ended May 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $6,511,741 and $3,031,781, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

North Peak Asset Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Trust, on behalf of the Fund, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of the Fund’s average daily net assets.  For the six months ended May 31, 2014, the Fund incurred $69,002 of advisory fees.

Pursuant to a written contract (the "Waiver Agreement"), the Advisor has agreed, at least until March 1, 2015 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, interest and tax expenses, dividends on short positions and extraordinary expenses) do not exceed 1.63%, 1.88% and 2.63% for Class I, Class R and Class C shares, respectively, with respect to the average daily net assets for each share class.  These amounts will herein be referred to as the "expense limitations."

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014 (Continued)

The Fund had the following expense limitations in place pursuant to Board approval during the period:

Class I
Effective Date	Expense Limitation
2/12/2013 (Commencement of operations)	1.70%
3/31/2014	1.63%

Class R
Effective Date	Expense Limitation
2/12/2013 (Commencement of operations)	1.95%
3/31/2014	1.88%

Class C
Effective Date	Expense Limitation
12/2/2013 (Commencement of operations)	2.70%
3/31/2014	2.63%

For the six months ended May 31, 2014, expenses of $128,874 incurred by the Fund were waived by the Advisor. In addition, the Advisor voluntarily waived $1,819, which will not be subject to recapture in the future.

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver agreement, and the Fund’s operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund's operating expense to exceed the respective expense limitation.  If any Fund's operating expenses subsequently exceed the respective expense limitation, the reimbursements for the Fund shall be suspended.

As of November 30, 2013, the following amounts are subject to recapture by the Advisor by November 30 of the following years:

2016
$ 201,342

Sub-advisory services were provided to the Funds, pursuant to agreements between the Advisor and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Advisor compensated the sub-advisers based on the portion of the Fund’s average daily net assets which they had been allocated to manage.

Wellington Management Company, LLP

Parametric Portfolio Associates, LLC

Mellon Capital Management Corporation

Commodity Strategies AG

The Boston Company Asset Management, LLC

City of London Investment Management Company

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014 (Continued)

Distributor- The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% and 1.00% of the average daily net assets for Class R shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the six months ended May 31, 2014, pursuant to the Plan, Class R and Class C shares paid $1,068 and $90, respectively.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days or if shares are redeemed for failure to maintain the Fund’s minimum account balance requirement. The redemption fee is paid directly to the Fund.  For the six months ended May 31, 2014, the Fund assessed $2 and $801, in redemption fees for Class C and Class I shares, respectively.  Class R shares did not asses any redemption fees.

6.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of May 31, 2014 Michael Sullivan & Angela Sullivan held approximately 100% of the voting securities of Class C.

7.   UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the PowerShares Senior Loan Portfolio, (the “PowerShares Fund”). The Fund may redeem its investment from the PowerShares Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the PowerShares Fund.  The financial statements of the PowerShares Fund Fund, including the portfolio of investments, can be found at www.invescopowershares.com, or the Securities and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of May 31, 2014 the percentage of the Fund’s net assets invested in the PowerShares Fund was 39.00%.

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2014 (Continued)

8.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of November 30, 2013, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized	Total
Ordinary	Carry	Appreciation/	Accumulated
Income	Forwards	(Depreciation)	Earnings/(Deficits)
$ 14,080	$ (44,796)	$ 59,298	$ 28,582

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market on open forward foreign currency contracts.

At November 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$ (44,796)	$ -	$ (44,796)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and adjustments for real estate investment, resulted in reclassifications for the six months ended May 31, 2014:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ -	$ 47	$ (47)

9.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Inflation Hedges Strategy Fund

EXPENSE EXAMPLES

May 31, 2014 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/13	Ending Account Value 5/31/14	Annualized Expense Ratio	Expense Paid During Period 12/1/13-5/31/14
Actual
Class I *	$1,000.00	$ 1,043.60	1.69%	$ 8.61
Class R *	$1,000.00	$ 1,041.90	1.93%	$ 9.83
Class C **	$1,000.00	$ 989.00	2.68%	$ 13.22
Hypothetical * (5% return before expenses)
Class I	$1,000.00	$ 1,016.50	1.69%	$ 8.50
Class R	$1,000.00	$ 1,015.31	1.93%	$ 9.70
Class C	$1,000.00	$ 1,011.57	2.68%	$ 13.44

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended May 31, 2014 (182) divided by the number of days in the fiscal year (365).

** Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended May 31, 2014 (181) divided by the number of days in the fiscal year (365).

Privacy Policy

                                               Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

NorthStar Holdings, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Gemini Alternative Funds, LLC

•

Gemini Hedge Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7538 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7538.

INVESTMENT ADVISOR

North Peak Asset Management, LLC

457 Washington St.

Duxbury, MA 02332

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6. Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

8/4/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

8/4/14

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

8/4/14